MUFG Americas Holdings Corporation MUFG Americas Holdings Corporation Investor Presentation for the Quarter Ended September 30, 2017

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 This presentation describes activities of MUFG Americas Holdings Corporation and its consolidated subsidiaries (the Company) unless otherwise specified. This presentation should be read in conjunction with the financial statements, notes and other information contained in the Company’s most recent annual report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the Securities and Exchange Commission (SEC). The following appears in accordance with the Private Securities Litigation Reform Act. This presentation includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” “continue,” “expect,” “target,” “anticipate,” “intend,” “plan,” “estimate,” “potential,” “ project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” They may also consist of annualized amounts based on historical interim period results. There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s financial condition, and results of operations or prospects. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the SEC, including the discussions under “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the SEC and available on the SEC’s website at www.sec.gov. Any factor described above or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial results and condition. All forward-looking statements contained herein are based on information available at the time of this presentation, and the Company assumes no obligation to update any forward-looking statements. This investor presentation includes additional capital ratios (tangible common equity and Common Equity Tier 1 capital (calculated under the Basel III standardized approach on a fully phased-in basis) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in our earnings release dated October 20, 2017 and our 10-Q for the quarter ended September 30, 2017. Forward-Looking Statements and Non-GAAP Financial Measures

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 Core Strategic Subsidiary of Mitsubishi UFJ Financial Group (MUFG) MUAH MUFG3 Headquarters New York Tokyo Main Banking Office San Francisco Tokyo U.S. Branches4 361 N/A Employees5 Approx. 12,900 Approx. 140,000 Total Assets $154.9 billion $2,716 billion6 Total Loans Held for Investment $78.8 billion $971 billion6 Total Deposits $85.3 billion $1,531 billion6 Common Equity Tier 1 risk-based capital ratio (fully-phased in) 16.16% 7 12.00%8 Company Profile as of September 30, 2017 Reference Banks’ Period-End Assets ($bn) 1,2 MUFG Americas Holdings Corporation (MUAH) and its principal subsidiaries MUFG Union Bank, N.A. (MUB) and MUFG Securities Americas (MUSA) are owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU) and Mitsubishi UFJ Financial Group, Inc. (MUFG). BTMU is a wholly-owned subsidiary of MUFG. • One of the largest regional bank holding companies in the United States • Solid balance sheet with high-quality capital base and strong liquidity • Conservative risk culture resulting in a high quality loan portfolio with strong credit performance • Network of 361 U.S. retail and commercial branches and 2 international offices • Prominent market share in demographically attractive West Coast markets • Both MUB and MUAH have currently outstanding, publicly issued debt securities MUB Branch Network 1. Source: SNL Financial as of October 25, 2017 2. ‘Reference Banks’, referred to throughout this presentation unless otherwise noted, consist of these 13 CCAR-filing public regional banks, plus the four largest U.S. money center banks (BAC, C, JPM and WFC) not shown here USB PNC COF BBT STI MUAH CFG FITB KEY RF MTB HBAN CMA ZION $459 $375 $361 $220 $208 $155 $151 $142 $137 $123 $120 $102 $72 $66 3. As of June 30, 2017 4. In addition, MUB had 2 international offices and 18 PurePoint Financial Centers 5. Full-time equivalent staff 6. JPY denominated amounts converted to USD based on an exchange rate of 112.00 JPY/USD; refer to MUFG’s Investor Relations website (http://www.mufg.jp/english/ir/) for additional information 7. Non-GAAP financial measure. Refer to our separate reconciliation of non-GAAP financial measures in our earnings release dated October 20, 2017 and our 10-Q for the quarter ended September 30, 2017 8. Calculated in accordance with Japanese banking regulations based on information derived from MUFG’s consolidated financial statements prepared in accordance with Japanese GAAP, as required by the Japanese Financial Services Agency

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 The enhanced prudential standards require that all foreign banking organizations with at least $50bn in assets hold ownership of controlled U.S. subsidiaries through an Intermediate Holding Company (IHC). MUAH is MUFG's Intermediate Holding Company 9/30/17 assets: $118.6bn 9/30/17 assets: $32.5bn 9/30/17 assets: $3.8bn1 1. Net of intercompany eliminations

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 2017 Third Quarter MUAH Results Compared to the previous quarter, Net Income decreased $63 million • Provision (reversal) for credit losses was $18 million compared with $(22) million in the second quarter of 2017 • Total revenue was $1.3 billion, up $48 million from the second quarter of 2017 • Noninterest expense increased $25 million due in part to entities transferred to MUAH on July 1, 2017 Compared with the third quarter of 2016, total revenue decreased $12 million, primarily due to a decline in noninterest income, driven by lower trading account income and gains on the securities portfolio 1. Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle. For the Three Months Ended September 30, June 30, September 30, (Dollars in millions) 2017 2017 2016 Results of operations: Net interest income $ 816 $ 794 $ 773 Noninterest income 515 489 570 Total revenue 1,331 1,283 1,343 Noninterest expense 982 957 952 Pre-tax, pre-provision income 1 349 326 391 (Reversal of) provision for credit losses 18 (22) 73 Income before income taxes and including noncontrolling interests 331 348 318 Income tax expense 109 63 97 Net income including noncontrolling interests 222 285 221 Deduct: Net loss from noncontrolling interests 10 10 39 Net income attributable to MUAH $ 232 $ 295 $ 260

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 MUAH Balance Sheet and Profitability Highlights 1. Annualized 2. Net interest margin is presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent 3. The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income) 4. Adjusted efficiency ratio is a non-GAAP financial measure. Refer to our separate reconciliation of non-GAAP financial measures in our earnings release dated October 20, 2017 and our 10-Q for the quarter ended September 30, 2017 Compared to the previous quarter: • Total assets were up $4.3 billion driven by increases in securities borrowed or purchased under repo and securities available for sale • Total deposits increased $0.4 billion due to an increase in interest bearing deposits, primarily money market and savings deposits. Compared to a year ago: • Total assets are up primarily due to increases in securities available for sale and trading account assets, partially offset by a decrease in loans held for investment As of and for the Three Months Ended September 30, June 30, September 30, (Dollars in millions) 2017 2017 2016 Balance sheet (end of period) Total assets $ 154,852 $ 150,556 $ 151,099 Total loans held for investment 78,829 78,388 79,249 Total securities 28,457 26,542 24,116 Securities borrowed or purchased under repo 21,891 19,820 21,906 Trading account assets 10,223 10,013 9,405 Total deposits 85,349 84,957 84,643 Securities loaned or sold under repo 27,307 24,797 25,582 Long-term debt 11,419 10,556 11,427 Trading account liabilities 3,338 3,563 3,328 MUAH stockholders' equity 18,459 17,808 17,353 Performance ratios Net interest margin 1,2 2.37% 2.35% 2.29% Return on average assets 1 0.61 0.79 0.70 Return on MUAH stockholders' equity 1 5.02 6.70 6.03 Return on tangible common equity 1 6.35 8.41 7.60 Efficiency ratio 3 73.78 74.61 70.88 Adjusted efficiency ratio 4 67.58 70.15 62.46

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 Business Model for Four Key Segments1 Five main divisions: Consumer Banking, Wealth Markets, Commercial Banking, Real Estate Industries and PurePoint Financial Two customer segments: Consumer: West Coast individuals, including high net worth • Products and services include checking and deposit accounts, mortgages, home equity loans, consumer loans, credit cards, bill and loan payment services, merchant services, wealth planning, trust & estate services, investment management, brokerage and private wealth management • PurePoint serves consumers by offering savings accounts and CD products online with services provided through a call center and a network of financial centers in New York, Florida, Illinois, and Texas Commercial: Institutional clients and businesses with annual revenues up to $1 billion • Commercial credit products and services include commercial and asset-based loans, accounts receivable, inventory, and trade financing primarily to West Coast corporate customers, and construction loans, commercial mortgages, bridge financing and unsecured funding to professional real estate investors and developers nationwide • Non-credit products and services include global treasury management, capital market solutions, foreign exchange and interest rate risk and commodity risk management products and services • Delivers the full suite of MUAH products and services to large and mid-corporate customers • Employs an industry-focused strategy including dedicated coverage teams in: • General Industries • Power and Utilities • Oil and Gas • Telecom and Media • Technology • Healthcare and Nonprofit • Public Finance • Financial Institutions (predominantly Insurance and Asset Managers) • Provides customers general corporate credit and structured credit services including project finance, leasing and equipment finance, commercial finance, funds finance, and securitizations • Non-credit products and services include global treasury management, capital market solutions, and various foreign exchange, interest rate risk and commodity risk management products Regional Bank U.S. Wholesale & Investment Banking Transaction Banking • Automated Clearing House • Cash Management • Commercial Card MUFG Securities Americas (MUSA) • Capital Markets • Collateralized Financings • Domestic and Foreign Debt and Equity Securities Transactions Coverag e Product s • Demand Deposit Account • Institutional Trust and Global Custody • Money Market Demand Account Brandin g • Payables / Receivables • Treasury Management • Trade Finance • Private Placements • Sales & Trading • Securities Borrow and Loan • Securitization 1. During 2Q17 the customer base of the Investment Banking & Markets segment, including its products and services, was consolidated into the activities performed within the other business segments

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 Strong and High Quality Capital Base 1. Reference Banks consist of 13 CCAR-filing public regional banks depicted on slide 3 plus the four largest U.S. money center banks. Reference Banks’ average based on reporting through November 6, 2017 (Source: SNL Financial) 2. Non-GAAP financial measures. Refer to our separate reconciliation of non-GAAP financial measures in our earnings release dated October 20, 2017 and our 10-Q for the quarter ended September 30, 2017 MUAH's capital ratios exceed the average of the Reference Banks1 MUAH reports its regulatory capital ratios under the standardized approach of the U.S. Basel III rules, with certain provisions subject to phase-in periods • In October 2017, the OCC approved MUB's request to opt-out of the U.S. Basel III advanced approaches rules, including MUB's one-time permanent election to exclude certain components of AOCI from its regulatory capital calculations, effective September 30, 2017 Capital ratios: Reference Banks' Average1 MUAH Capital Ratios September 30, 2017 September 30, 2017 June 30, 2017 Regulatory: Common Equity Tier 1 risk-based capital ratio 11.08% 16.19% 15.80% Tier 1 risk-based capital ratio 12.18 16.19 15.80 Total risk-based capital ratio 14.37 17.70 17.32 Tier 1 leverage ratio 9.75 10.44 10.37 Other: Tangible common equity ratio2 8.74 9.86 9.81 Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in)2 N/A 16.16 15.79

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 Deposits: $85.3 Medium- and Long-term Debt: $11.4 Commercial Paper and Other Short-term Borrowings: $6.0 Securities loaned or sold under repo: $27.3 Robust Liquidity Profile Deposit franchise reduces reliance on wholesale funding Substantial available liquidity includes: • Excess Reserves1: $1.8 billion • Unpledged securities: $28.7 billion • Unused FHLB and Fed capacity: $26.1 billion 1. Interest bearing deposits in banks 2. Source: MUAH FR Y-9LP as of June 30, 2017; defined as the Total Equity Investment in Subsidiaries divided by Total Equity. Management believes that this is a useful measure because it enables investors and others to assess the extent to which the Company is using debt to fund its equity investment in its subsidiaries 3. Amortized Cost / Carrying Amount reflects amortized cost except for balances transferred from AFS to HTM. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer MUAH Consolidated Funding Sources ($ billions) Holding company maintains liquidity to meet expected obligations for at least 20 months without access to funding MUAH consolidated is compliant with modified LCR MUAH consolidated loan-to-total deposit ratio is 91.7% Double leverage ratio is 102% as of 6/30/20172 Agency RMBS U.S. Treasury Agency CMBS RMBS CMBS CLO Other $18.4 $3.6 $1.5 $0.6 $0.7 $2.1 $1.6 MUB's Investment Portfolio, Carrying Value3 ($ billions) MUB MUAH

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 Securities Financing Maturity Profile Securities Financing Portfolio Assets Liabilities 25,000 20,000 15,000 10,000 5,000 0 $ (M illi on s) O/N and Continuous 2-30 days 31-90 days > 90 days $10,288 $11,951 $5,875 $2,892 $21,282 $7,132 $7,558 $450 42.7% 48.5% 5.1% 1.8% 1.9% 39.0% 51.0% 5.0% 3.5% 1.5% Assets Liabilities Securities financing activity largely conducted through MUSA Securities financing portfolio is primarily collateralized by high quality, liquid assets • Approximately 91% is collateralized by U.S. Treasuries and Agency MBS and 9% is backed by equities, credit and other Robust risk management framework governs secured financing profile including guidelines and limits for tenor gaps, counterparty concentration and stressed liquidity outflows 1. Includes continuous maturities which include open trades and term evergreen transactions that are primarily used to fund inventory 1

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 Internal TLAC1 Requirement to be Effective January 1, 2019 TLAC-related implications to MUAH due to MUFG's status as a single point of entry G-SIB are: • 18.5% of RWA overall Internal TLAC requirement; minimum 6% must be issued as eligible long-term debt • Internal TLAC must be issued by MUAH to a foreign affiliate; Internal TLAC instruments may not be issued to third party investors • TLAC-eligible long-term debt will contain a contractual conversion ("bail-in") trigger while remaining external debt will not • Clean Holding Company requirements limit MUAH's external liabilities including debt, derivatives and guarantees • Compliance mandatory by Jan 1, 2019 MUFG is expected to be the external TLAC issuing entity for the global organization MUAH has sufficient aggregate capital and debt to achieve quantitative TLAC requirements; some modifications are required 1. "Total Loss-Absorbing Capacity, Long-Term Debt, and Clean Holding Company Requirements for Systemically Important U.S. Bank Holding Companies and Intermediate Holding Companies of Systemically Important Foreign Banking Organizations," Federal Register Vol. 82, No. 14, January 24, 2017

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 MUAH Long-Term Debt Outstanding and Maturity Schedule1 As of September 30, 2017 Long-Term Debt Redemption Schedule - Next 10 Years 1. Excludes nonrecourse debt, junior subordinated debt and capital leases

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 Average Quarterly Deposit Breakdown ($ billions) Deposit Trends 1. Source: FDIC Summary of Deposits as of September 30, 2017 2. The above balances do not include PurePoint deposits which are primarily placed with customers outside MUB's West Coast markets Average deposit balances have been steady over the last year Transaction & Money Market Savings Time Noninterest Bearing 3Q16 2Q17 3Q17 37 38 38 6 8 8 7 6 6 34 34 33 Major Deposit Share in Key California Locations1,2 Metropolitan Statistical Area (MSA) / State Rank Share (%) Santa Maria-Santa Barbara, CA 2 17.9 San Diego-Carlsbad, CA 4 14.1 Los Angeles-Long Beach-Anaheim, CA 4 8.6 Fresno, CA 4 7.9 Oxnard-Thousand Oaks-Ventura, CA 5 6.0 Salinas, CA 5 9.1 Riverside-San Bernardino-Ontario, CA 5 4.2 Sacramento--Roseville--Arden-Arcade, CA 5 4.3 San Francisco-Oakland-Hayward, CA 7 2.8 San Jose-Sunnyvale-Santa Clara, CA 9 2.4 Overall California 4 6.1 858684 • PurePoint Financial, a new division of MUFG Union Bank, N.A., is a hybrid digital bank aimed at committed savers • PurePoint offers savings accounts and certificates of deposit (CDs), combining the convenience of online banking with in- person client service at PurePoint Financial Centers • This model enables PurePoint to deliver competitive rates and an exceptional client experience the way clients want to bank - online, over the phone or in person • As of September 30, 2017 the PurePoint portfolio balance was $2.87 billion

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 Earning Asset Mix 3Q 2017 MUB's loan portfolio is primarily residential mortgage and commercial; MUSA contributes trading and securities financing assets 1. Average balance for the quarter ended September 30, 2017. May not total 100% due to rounding. 2. Period-end total loans held for investment, including all nonperforming loans and purchased credit-impaired loans. May not total 100% due to rounding. 3. Loan Portfolio Composition 2Earning Asset Mix 1 Securities: 19.5% Cash and equivalents: 1.5% Securities Purchased under Repo and Securities Borrowed: 14.8% Trading Assets & Other: 7.3% Commercial & Industrial: 29.7% Commercial Mortgage: 18.0% Construction: 2.4% Lease Financing: 2.3% Residential Mortgage: 43.4% Home Equity & Other Consumer: 4.3% Loans: 56.9%

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 Commercial Loan Portfolio Decline in commercial lending. Net charge-offs primarily driven by oil & gas borrowers Commercial and Corporate Loan Portfolio Period-end Loan Balances and Net Charge-offs ($mm)

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 Consumer Loan Portfolio Consumer portfolio continues to exhibit strong credit quality Home Equity & Other Consumer Portfolio Period-end Loan Balances and Net Charge-offs ($mm) Residential Mortgage Loan Portfolio Period-end Loan Balances and Net Charge-offs ($mm) Net Charge-offs Residential Mortgage 3Q16 4Q16 1Q17 2Q17 3Q17 $2 $— $— $1 $1 $28,873 $29,922 $31,162 $32,523 $34,205

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 Loans Securities Securities Purchased under Repo and Borrowed Trading Assets & Other Cash and Equivalents 3Q16 4Q16 1Q17 2Q17 3Q17 $80 $79 $78 $79 $79 $23 $24 $25 $25 $27 $21 $22 $20 $21 $21 $8 $9 $10 $10 $10 Net Interest Margin Impacted by Low Rate Environment Net Interest Margin has remained relatively flat in recent quarters due to rising asset yields offset by rising deposit and funding costs 1. Net interest margin is annualized and presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent 2. Total loans held for investment Average Earning Assets ($bn)Net Interest Income & Margin ($mm) 2 1 Net Interest Margin Net Interest Income 3Q16 4Q16 1Q17 2Q17 3Q17 2.29% 2.35% 2.37% 2.35% 2.37% $773 $802 $795 $794 $816 1 $2$2$3$4$4 $139$136 $138 $136 $137

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 Interest Rate Risk Management of Exposures Other Than Trading Net Interest Income (NII) Sensitivity ($mm) +200 bps -100 bps Gradual parallel yield curve shift ove r 12-month horizo n

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 MUAH Reference Banks' Average 2.0% 1.0% 0.0% 3Q2016 4Q2016 1Q2017 2Q2017 3Q17 0.91% 0.89% 0.73% 0.63% 0.59% 1.70% 1.63% 1.60% 1.51% 1.29% Asset Quality Trends Nonperforming Assets by Loan Type ($mm) Net Charge-offs (Recoveries) / Average Loans1,3Nonperforming Loans / Total Loans1 Criticized4 & Nonaccrual Loans / Total Loans 1. Source: SNL Financial and company reports 2. Reference Banks consist of 13 CCAR-filing public regional banks depicted on slide 3 plus the four largest U.S. money center banks. Reference Banks’ average based on reporting through November 6, 2017 (Source: SNL Financial) 3. Annualized ratio 4. Criticized loans held for investment reflect loans in the commercial portfolio segment that are monitored for credit quality based on regulatory ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status MUAH Reference Banks' Average 1.0% 0.5% 0.0% -0.5% 3Q16 4Q16 1Q17 2Q17 3Q17 0.61% 0.09% 0.29% 0.19% 0.03% 0.46% 0.52% 0.53% 0.47% 0.42% Criticized Percent of Total Loans Held For Investment Nonaccrual Loans % Of Total Loans Held For Investment 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 3Q16 4Q16 1Q17 2Q17 3Q17 3.03% 3.13% 2.74% 2.38% 2.35% 0.91% 0.89% 0.73% 0.63% 0.59% Commercial & Industrial Commercial Mortgage Residential Mortgage Home Equity and Other Consumer Other (OREO) NPA / Total Assets $1,000 $900 $800 $700 $600 $500 $400 $300 $200 $100 $0 3Q16 4Q16 1Q17 2Q17 3Q17 487 458 400 321 308 31 31 33 24 22 172 171 110 128 112 29 29 26 25 23 2 2 0.33%0.38%0.47%0.48% 0.30%

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 Commercial Real Estate Overview 3Q 2017 Geographic Distribution23Q 2017 Property Type Breakdown Multi-Family: 32% Office: 16% Retail: 16% Industrial: 13% Other: 14% Unsecured: 9% Secured 91% Los Angeles: 21% Orange: 8% San Diego: 11% Santa Clara: 4% Alameda: 3% San Francisco: 2% Other: 16% New York: 7% Washington: 7% Illinois: 3% Oregon: 2% Other: 16% Commercial Real Estate Statistics ($ MM) December 31, 2016 June 30, 2017' September 30, 2017' Commitments $ 22,971 $ 21,522 $ 21,101 Commercial and Industrial 4,220 3,829 3,699 Commercial Mortgage 14,785 14,436 14,326 Construction 3,966 3,256 3,077 Outstandings 18,734 17,957 17,683 Commercial and Industrial 1,904 1,775 1,698 Commercial Mortgage 14,547 14,262 14,129 Construction 2,283 1,921 1,857 Nonperforming Loans 31 24 23 California 65% Largely secured, California-focused commercial real estate-purposed loans1 with strong credit performance 1. Commercial real estate-purposed loans are comprised of commercial mortgage loans, construction loans and C&I loans to borrowers with real estate-exposed businesses. Does not include CMBS in the investment or trading portfolios 2. Excludes loans not secured by real estate; subsets of California reported by Metropolitan Statistical Area (MSA)

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 Consumer Loans Performed Well Through the Crisis 1. At origination 2. Excluding loans serviced by third-party service providers and loans covered by FDIC loss share agreements, includes PCI loans 3. Data Source: Consumer Lending Monthly Summary and Key Statistics; Source: Residential – Mortgage Bankers Association, Home Equity-American Bankers Association 4. National (SA) is seasonally adjusted American Bankers Association data; Benchmark metrics are reported on a one quarter lag Residential Mortgage Performance Trends (30 days Past Due + in Foreclosure) 3 Home Equity and Other Consumer Total Delinquency (30 Days + Past Due) 3 Residential Mortgage Portfolio as of September 30, 2017: • 37% interest-only (non-amortizing) • 65% weighted average LTV1 for the I/O portfolio • No subprime programs or option ARM loans • Low delinquency rate due to focus on prime loans, high FICO scores, and low LTVs • 80% of the consumer portfolio has a refreshed FICO score of 720 and above2 • 98% has an LTV less than or equal to 80% MUAH MBA-CA Conventional National Conventional MBA-CA Conventional ARM 40.0% 30.0% 20.0% 10.0% 0.0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 MUAH National (SA) CA HE 30+ (NSA) 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 4

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 MUAH's Capital, Asset Quality and Ratings Compare Favorably 1. Reference Banks consist of the 13 CCAR-filing public regional banks depicted on slide 3 plus the four largest U.S. money center banks. Reference Banks’ average based on reporting through November 6, 2017 (Source: SNL Financial) 2. Annualized ratio 3. Ratings as of November 6, 2017 4. Standard & Poor's ratings for MUAH and MUB on negative outlook as of November 30, 2015 Net Charge-offs / Average Loans1,2Nonperforming Loans / Total Loans1 Common Equity Tier 1 (Basel 3) Ratio1 Reference Banks’ Credit Ratings1,3 MUAH Reference Banks' Average 1.8% 1.5% 1.2% 0.9% 0.6% 0.3% 0.0% 3Q17 0.59% 1.29% MUAH Reference Banks' Average 20% 18% 16% 14% 12% 10% 8% 6% 3Q17 16.19% 11.08% Holding Company Ratings Bank Ratings Long-term ratings S&P Moody's Fitch S&P Moody's Fitch U.S. Bancorp A+ A1 AA AA- A1 AA Wells Fargo & Company A A2 A+ AA- Aa2 AA- MUAH4 A A2 A A+ A2 A BB&T Corporation A- A2 A+ A A1 A+ JPMorgan Chase & Co. A- A3 A+ A+ Aa3 AA- PNC Financial Services A- A3 A+ A A2 A+ M&T Bank A- A3 A A A3 A Comerica BBB+ A3 A A- A3 A Fifth Third Bancorp BBB+ Baa1 A- A- A3 A- Bank of America Corp. BBB+ Baa1 A A+ A1 A+ Citigroup Inc. BBB+ Baa1 A A+ A1 A+ KeyCorp BBB+ Baa1 A- A- A3 A- SunTrust Banks BBB+ Baa1 A- A- Baa1 A- Citizens Financial Group BBB+ NR BBB+ A- Baa1 BBB+ Huntington BBB Baa1 A- BBB+ A3 A- Capital One Financial Corp. BBB Baa1 A- BBB+ Baa1 A- Regions Financial Corp. BBB Baa2 BBB+ BBB+ Baa2 BBB+ Zions Bancorporation BBB- NR NR BBB Baa3 NR MUAH Reference Banks' Average 0.6% 0.4% 0.2% 0.0% 3Q17 0.03% 0.42%

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 Key MUFG Group Credit Ratings - means not rated 1. Negative Outlook as of November 30, 2015 MUFG Union Bank, N.A. MUFG SecuritiesAmericas Inc. MUFG Americas Holdings Corporation The Bank of Tokyo- Mitsubishi UFJ, Ltd Mitsubishi UFJ Financial Group, Inc. Deposits Senior Debt Senior Debt Senior Debt Senior Debt Senior Debt Moody’s Long-Term Aa2 A2 — A2 A1 A1 Short-Term P-1 P-1 — — P-1 P-1 Standard & Poor’s Long-Term — A+1 A+1 A1 A+1 A1 Short-Term — A-1 A-1 A-1 A-1 — Fitch Long-Term A+ A A A A A Short-Term F1 F1 F1 F1 F1 F1 • On October 11, 2017, Moody's upgraded MUAH's long-term senior debt rating to A2 from A3. • The upgrade was a result of changes in Moody's assumption of parent support. Moody's views MUAH as a strategic and material subsidiary of MUFG and now assumes a very high probability of support to MUAH from its Parent.

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 2017 CCAR and 2017 Mid-Cycle DFAST Results The Federal Reserve did not object to MUAH's 2017 capital plan/CCAR submission In October 2017, MUAH submitted its mid-cycle DFAST results to the Federal Reserve 2017 Mid-Cycle Severely Adverse Scenario Results Mid-Cycle DFAST stress test results demonstrate MUAH's capital cushion in excess of regulatory minimums • Severely Adverse scenario included a failure of effective U.S. monetary policy, a recession in the euro zone leading to drops in U.S. exports to Europe and the price of oil, and a multi-family commercial real estate (CRE) price shock Note: MUAH is a standardized BHC for purposes of calculating capital levels and ratios. 1. Represents minimum projected capital ratios from 3Q 2017 through 3Q 2019 2. Regulatory post-stress minimum ratios as defined in the Comprehensive Capital Analysis and Review 2017 Summary Instructions, February 2017.

MUFG Americas Holdings Corporation Investor Presentation, 3Q17 Conclusion MUAH, MUB and MUSA carry solid credit ratings and benefit from ownership by MUFG, one of the world’s largest financial organizations Strong local management team with a majority of independent board members Solid balance sheet with high-quality capital base and strong liquidity Conservative risk culture resulting in a high quality loan portfolio with historically strong credit performance There are many risks facing the banking industry and MUAH; please refer to the Risk Factors on pages 18-33 of our Form 10-K for the year ended December 31, 2016 and pages 96-99 of our Form 10-Q for the quarter ended September 30, 2017 Contacts Mimi Mengis Alan Gulick Managing Director Managing Director 415-765-3182 425-423-7317 mimi.mengis@unionbank.com alan.gulick@unionbank.com